Fees Summary	Apr. 30, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	202,914.79
Total Transaction Valuation	1,325,374,175
Total Offset Amount	0
Net Fee	$ 202,914.79